INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES [Abstract]
INCOME TAXES
15. INCOME TAXES
The Company had no income tax expense due to federal and state net operating losses incurred for the years ended December 31, 2021, 2020, and 2019. The Company has also not recorded any income tax benefits for its federal and state net operating losses incurred in each period due to uncertainty of realizing the benefit from those items. All of the Company’s losses before income taxes were generated in the United States.
The effective tax rate for the Company for the years ended December 31, 2021, 2020 and 2019 was zero percent. A reconciliation of the income tax expense at the federal statutory tax rate to the Company’s effective income tax rate follows:
	Years Ended December 31,
	2021	2020	2019
Statutory tax rate	21.0%	21.0%	21.0%
State taxes, net of federal benefit	7.0	6.7	6.5
Federal research and development credit	2.8	3.0	2.0
Stock-based compensation expense	1.6	(0.7)	(0.9)
Other	0.6	(0.1)	0.4
Valuation allowance	(33.0)	(29.9)	(29.0)
Effective tax rate	0.0%	0.0%	0.0%
The Company’s effective tax rate for December 31, 2021, 2020 and 2019 differs from the federal statutory tax rate of 21% mainly due to the effect of deferred state income tax benefits resulting from state net operating loss carryforwards and the tax benefits related to research and development tax credits. These benefits to the effective tax rate are fully offset by the increase in the Company’s valuation allowance from the prior year.
Significant components of the Company’s net deferred tax assets (liabilities) are as follows:
	As of December 31,
	2021	2020
Deferred tax assets
Net operating loss carryforwards	$ 63,819	$ 42,589
Tax credit carryforwards	10,203	7,178
Stock-based compensation expense	6,673	1,586
Operating lease liabilities	2,184	—
Other	2,218	182
Total deferred tax assets	$ 85,097	$ 51,535

Deferred tax liabilities
Operating lease right-of-use assets	$ (2,093)	$ —
Property and equipment	(245)	(161)
Other	(15)	—
Total deferred tax liabilities	$ (2,353)	$ (161)

Net deferred tax assets	$ 82,744	$ 51,374
Valuation allowance	(82,744)	(51,374)
Net deferred tax assets (liabilities)	$ —	$ —
The Company has established a full valuation allowance against its net deferred tax assets due to the uncertainty of the Company’s ability to generate sufficient taxable income to realize the deferred tax asset, and therefore has not recognized any benefits from the net operating losses, tax credits and other deferred tax assets. The Company’s valuation allowance was $82,744, $51,374 and $40,441 for the years ended December 31, 2021, 2020 and 2019, respectively. The Company’s valuation allowance increased $31,370, $10,933 and $10,352 for the years ended December 31, 2021, 2020 and 2019, respectively.
As of December 31, 2021, the Company had the following tax net operating loss carryforwards available to reduce future federal and Connecticut taxable income, and tax credit carryforwards available to offset future federal and Connecticut income taxes:
	Amount	Begin to Expire In
Tax net operating loss carryforwards:
Federal (pre-2018 NOLs)	$ 65,494	2033
Federal (post-2017 NOLs)	171,615	No Expiration
State	239,013	2033

Tax credit carryforwards:
Federal research and development	8,211	2033
Connecticut research and development	2,477	N/A
Connecticut other credits	53	2022
Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss and tax credit carryforwards to offset its post-change income and tax liabilities may be limited. Generally, an ownership change occurs when certain shareholders increase their aggregated ownership by more than 50 percentage points over their lowest ownership percentage in a testing period (typically three years). As a result of the Business Combination, as well as any other equity issuances during the year, the Company is currently performing a Section 382 analysis to determine whether an ownership change has occurred and is expected to be completed in 2022. Any limitation may result in the expiration of a portion of the federal net operating loss or research and development credit carryforwards before utilization, which would reduce the Company’s gross deferred tax assets and corresponding valuation allowance.
The Company has adopted the accounting guidance within ASC Topic 740 on uncertainties in income taxes. ASC Topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.
As of December 31, 2021 and 2020, the Company did not have any unrecognized tax benefits. To the extent penalties and interest would be assessed on any underpayment of income tax, the Company’s policy is that such amounts would be accrued and classified as a component of income tax expense in the consolidated financial statements. To date, the Company has not recorded any such interest or penalties.
The Company files income tax returns in the U.S. Federal and various state jurisdictions. As a result of the Company’s net operating loss carryforwards, the Company’s federal and state statutes of limitations generally remain open for all tax years until its net operating loss and tax credit carryforwards are utilized or expire prior to utilization. The Company does not currently have any federal or state income tax examinations in progress.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted which included provisions related to net operating loss carryovers and carrybacks, refundable payroll tax credits, deferral of payroll taxes, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, and technical corrections to tax depreciation methods for qualified improvement property. The Company has evaluated the relevant provisions of the CARES Act and has not recognized any benefit related to these provisions. Therefore, no related income tax effects have been recognized in the financial statements for the years ended December 31, 2021 and 2020.
Additionally, as a result of legislation in the state of Connecticut, companies have the opportunity to exchange certain research and development tax credit carryforwards for a cash payment of 65% of the research and development tax credit. The research and development expenses that qualify for Connecticut credits are limited to those costs incurred within Connecticut. The Company has elected to participate in the exchange program and, as a result, has recognized net benefits of $872, $182 and $368 for the years ended December 31, 2021, 2020 and 2019, respectively, which is included in research and development expenses in the accompanying statements of operations and comprehensive loss. As of December 31, 2021 and 2020, the Company has recorded $872 and $550 of the research and development tax credit receivables in Prepaid expenses and other current assets on the Company’s consolidated balance sheets, respectively.